UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): May 7, 2021

COTTONWOOD COMMUNITIES, INC.
(Exact name of registrant as specified in its charter)

Maryland	000-56165	61-1805524
(State or other jurisdiction of incorporation or organization)	(Commission file number)	(I.R.S. Employer Identification No.)

1245 Brickyard Road, Suite 250, Salt Lake City, UT 84106
(Address of principal executive offices) (Zip code)

(801) 278-0700
(Registrant’s telephone number, including area code)

(former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the following obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:
Title of each class	Trading symbol	Name of each exchange on which registered
None	N/A	N/A

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter). ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☒

Item 1.01          Entry into a Material Agreement.

On May 7, 2021, the effective time of the CRII Merger (as defined below), Cottonwood Communities, Inc. (“CCI”) entered the following agreements: (i) the Amended and Restated Advisory Agreement (the “Amended and Restated Advisory Agreement”) by and among CCI, Cottonwood Residential O.P., LP (“CROP”), CCI’s operating partnership following the CRII Merger, and CC Advisors III, LLC, the advisor of CCI (“CC Advisors III”), (ii) the Fifth Amended and Restated Limited Partnership Agreement of CROP (the “CROP Partnership Agreement”) by and among Cottonwood Communities GP Subsidiary, LLC, a wholly owned subsidiary of CCI (“Merger Sub”), CC Advisors III and the Limited Partners set forth on Exhibit A thereto,  and (iii) the Trademark License Agreement by and among CCI, CROP and CC Advisors III.  In addition, Cottonwood Capital Management, Inc., a subsidiary of CCI (“Cottonwood Capital Management”), entered  into the Reimbursement and Cost Sharing Agreement (the “Reimbursement and Cost Sharing Agreement”) with Cottonwood Communities Advisors, LLC, the parent of CC Advisors III (“CCA”).

A description of the terms of the Amended and Restated Advisory Agreement and the CROP Partnership Agreement is included under Item 1.01 of the Current Report on Form 8-K of CCI filed with the Securities and Exchange Commission (the “SEC”) on February 1, 2021 (the “Prior 8-K”) and incorporated herein by reference.  Information about the Trademark License Agreement and the Reimbursement and Cost Sharing Agreement is included below. The description of the terms of the Amended and Restated Advisory Agreement and the CROP Partnership Agreement incorporated herein and the terms of the Trademark License Agreement and the Reimbursement and Cost Sharing Agreement included below do not purport to be complete and is subject to, and qualified in its entirety by, reference to the Amended and Restated Advisory Agreement, the CROP Partnership Agreement, the Trademark License Agreement and the Reimbursement and Cost Sharing Agreement, copies of which are filed as Exhibit 10.1, 10.2, 10.3 and 10.4, respectively, to this Current Report on Form 8-K.

Trademark License Agreement

Pursuant to the Trademark License Agreement, CCI granted to CC Advisors III a non-exclusive license under CCI’s rights in certain trademarks related to the Cottonwood name to use and display the trademarks solely for the purpose of CC Advisors III performing services identified in the agreement. The Trademark License Agreement provides for the payment of compensation by CC Advisors III to CCI for the use of the trademarks. The Trademark License Agreement is co-terminus with the Amended and Restated Advisory Agreement.

Reimbursement and Cost Sharing Agreement

Pursuant to the Reimbursement and Cost Sharing Agreement, Cottonwood Capital Management will make available to CCA on an as-needed basis certain employees of Cottonwood Capital Management to the extent the employees are not otherwise occupied in providing services for CCI or its subsidiaries. The employees will remain employees of Cottonwood Capital Management, and Cottonwood Capital Management will be responsible for all wages, other employee benefits provided to such employees and withholding and payment of applicable payroll taxes. In performing work for CCA, the employees may use office space and office supplies and equipment of Cottonwood Capital Management. CCA will reimburse Cottonwood Capital Management for CCA’s allocable share of all direct and indirect costs related to the employees, including wages, other employee benefits, payroll taxes and allocable overhead expenses. CCA will reimburse Cottonwood Capital Management for CCA’s allocable costs on a quarterly basis. The Reimbursement and Cost Sharing Agreement will terminate on the earlier of (i) the one-year anniversary of the effective date of the agreement or (ii) the termination of the Amended and Restated Advisory Agreement. Thereafter, the Reimbursement and Cost Sharing Agreement may be renewed for an unlimited number of successive one-year terms upon mutual consent of the parties. Cottonwood Capital Management may, at any time and upon 60 days’ prior written notice to CCA, cease to make its employees available to CCA.

Item 2.01          Completion of Acquisition or Disposition of Assets.

As previously disclosed in the Prior 8-K, CCI, Cottonwood Communities O.P., LP (“CCOP”), Merger Sub, Cottonwood Residential II, Inc. (“CRII”) and CROP entered into an Agreement and Plan of Merger on January 26, 2021 (the “CRII Merger Agreement”).

On May 7, 2021, upon the terms and subject to the conditions of the CRII Merger Agreement, (i) CRII merged with and into Merger Sub, with Merger Sub surviving as a direct, wholly owned subsidiary of CCI (the “CRII Company Merger”) and (ii) CCOP merged with and into CROP, with CROP surviving as the operating partnership of CCI (the “CROP Merger” and, together with the CRII Company Merger, the “CRII Merger”).  At such time, in accordance with the Maryland General Corporation Law, the Maryland Limited Liability Company Act and the Delaware Revised Uniform Limited Partnership Act, as applicable, the separate existences of CRII and CCOP ceased.

At the effective time of the CRII Company Merger, (i) each issued and outstanding share of CRII’s common stock, $0.01 par value per share, converted into 2.015 shares of Class A common stock of CCI, $0.01 par value per share, (ii) each issued and outstanding share of Series 2016 preferred stock of CRII, $0.01 par value per share, converted into one share of Series 2016 preferred stock of CCI, $0.01 par value per share (the “CCI Series 2016 Preferred Stock”), and (iii) each issued and outstanding share of Series 2017 preferred stock of CRII, $0.01 par value per share, converted into one share of Series 2017 preferred stock of CCI, $0.01 par value per share (the “CCI Series 2017 Preferred Stock”).  A description of the CCI Series 2016 Preferred Stock and the CCI Series 2017 Preferred Stock is included in the Current Report on Form 8-K of CCI filed with the SEC on April 2, 2021.

At the effective time of the CROP Merger, each participating partnership unit of CROP (i.e., all CROP partnership units other than preferred units) issued and outstanding immediately prior to the CROP Merger were split into 2.015 participating partnership units of CROP (the “CROP Unit Split”).  Immediately following the CROP Unit Split, (i) each issued and outstanding Series 2019 preferred unit of CCOP (the “CCOP Series 2019 Preferred Units”) converted into one Series 2019 preferred unit of CROP, the terms of which mirror the CCOP Series 2019 Preferred Units, (ii) each issued and outstanding LTIP Unit of CCOP (the “CCOP LTIP Units”) converted into one LTIP Unit of CROP (the “CROP LTIP Units”), the terms and conditions of which mirror the CCOP LTIP Units, (iii) each issued and outstanding Special LTIP Unit of CCOP (the “CCOP Special LTIP Units”) converted into one Special LTIP Unit of CROP, the terms and conditions of which mirror the CCOP Special LTIP Units, and (iv) except as set forth above, each issued and outstanding general partner unit and common limited partner unit of CCOP converted into one common limited partner unit of CROP (“CROP Common Units”).  After giving effect to the CROP Unit Split, each CROP Common Unit, general partner unit and CROP LTIP Unit issued and outstanding immediately prior to the effective time of the CROP Merger remains outstanding, and each CROP preferred unit issued and outstanding immediately prior to the effective time of the CROP Merger remains outstanding and continues to be held by Merger Sub, as the entity surviving the CRII Company Merger.

The CRII Company Merger is intended to qualify as a “reorganization” under, and within the meaning of, Section 368(a) of the Internal Revenue Code of 1986, as amended.

The foregoing description of the CRII Merger Agreement contained in this Item 2.01 does not purport to be complete and is subject to, and qualified in its entirety by, reference to the CRII Merger Agreement, a copy of which is incorporated by reference as Exhibit 2.1 to this Current Report on Form 8-K.

Item 5.02          Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Director Appointments

On May 7, 2021, the board of directors of CCI (the “Board”) appointed Jonathan Gardner and Philip White, the individuals designated by CRII to become directors of CCI in accordance with the CRII Merger Agreement, as members of the Board at the effective time of the CRII Merger.  Messrs. Gardner and White will fill the vacancies created by the departures of R. Brent Hardy and Gentry Jensen who previously submitted letters of resignation to be effective at the time of the CRII Merger.  Other than as provided in the CRII Merger Agreement, there are no arrangements or understandings between Messrs. Gardner and White and any person pursuant to which he was elected to serve as a director of CCI. Messrs. Gardner and White satisfy the independent director standards applicable to CCI and, as independent directors, each will receive the same compensation and reimbursement of expenses that CCI pays to each of its independent directors.  Information about Messrs. Gardner and White is included below.  As independent directors, Messrs. Gardner and White will serve on the Conflicts Committee of the Board, and they have also been appointed to serve on the Audit Committee and Compensation Committee of the Board.  As of the closing of the CRII Merger, Chad Christensen will serve as Executive Chairman of the Board while Daniel Shaeffer and John Lunt will continue to serve as directors of CCI.

Jonathan Gardner, 44, is a principal and founding partner at Gardner Batt, LLC, a Salt Lake City-based real estate development and investment firm.  Mr. Gardner has developed or invested in over $2.0 billion of real estate in the last seven years, and he and his partners manage nearly two million square feet of office, multi-family, retail, and warehouse space.  Prior to starting Gardner Batt in 2014, Mr. Gardner spent four years with a family run real estate development office and, prior to that, four years as an investment banker handling corporate leveraged finance at CIBC World Markets’ Private Finance Group.  Mr. Gardner graduated magna cum laude from the University of Utah’s David Eccles School of Business with an emphasis in Finance.

Philip White, 47, has been a partner at Inflection Financial LLC since 2020.  His firm oversees more than $250 million for individuals and company retirement plans.  Previously, Mr. White was a partner at Retirement Plan Fiduciaries LLC since 2015 and President at Ducere Capital, a wealth management practice he founded in 2006.  Mr. White also previously directed executive compensation and company stock and retirement plans for Rackspace Hosting.  Early in his career, Mr. White served his country as a civil engineer officer in the United States Air Force.  Mr. White earned his Master of Business Administration degree with Honors from The Wharton School at The University of Pennsylvania and is also a Distinguished Graduate of The United States Air Force Academy. Mr. White is a CFA® Charterholder and is also a CERTIFIED FINANCIAL PLANNER™ practitioner.

Officer Transitions and Appointments

In connection with the CRII Merger, on May 7, 2021, the Board made certain changes to the officers of CCI.  Daniel Shaeffer was appointed Chief Executive Officer, Chad Christensen was appointed Executive Chairman of the Board, Glenn Rand was appointed Chief Operating Officer, Stan Hanks was appointed Executive Vice President and Eric Marlin was appointed Executive Vice President, Capital Markets.  Enzio Cassinis is no longer Chief Executive Officer but continues as President, Adam Larson continues as Chief Financial Officer, Susan Hallenberg continues as Chief Accounting Officer and Treasurer, Gregg Christensen continues as Chief Legal Officer and Secretary, and Paul Fredenberg continues as Chief Investment Officer.  CCI is externally advised by CC Advisors III, and with the exception of Gregg Christensen, Susan Hallenberg, Glenn Rand and Stan Hanks who are employed by CCI, CCI does not compensate its executive officers directly.  Rather CCI’s executive officers are compensated by CCA through the fees we pay CC Advisors III.  CCI has not entered into employment agreements with any of its officers.  Information about Messrs. Rand, Hanks and Marlin, newly appointed officers of CCI, is included below.  Messrs. Shaeffer and C. Christensen currently serve as directors of CCI and their biographical information has been previously reported.

Glenn Rand, 60, has served as Chief Operating Officer of CROP (and in other roles with CROP) since September 2013.  He directs operations and construction and provides strategic guidance with respect to acquisitions and asset management and has over 30 years of property management experience.  Prior to joining CROP, Mr. Rand worked at Archstone Communities, Inc., where he was responsible for the oversight of more than 30,000 apartment units.  During his time at Archstone, Mr. Rand was President and Founder of Archstone Management Services, a third-party management company with over 50 assets under management, which was eventually sold to Gables Residential.  In addition, he served as chairman of Archstone’s Pricing Committee and has served on the Virginia Tech Management Board since 1998.

Stan Hanks, 53, has served as Executive Vice President of CROP since September 2012.  He is responsible for development project oversight and strategic initiatives and has over 17 years of multifamily experience.  Prior to joining CROP, Mr. Hanks was a Senior Vice President and Principal at RealSource Management, LLC, a boutique multifamily real estate firm in Salt Lake City, where he was involved with acquisitions, financing, asset management and capital raising.  Prior to RealSource, Mr. Hanks was Vice President of Finance/Corporate Controller for TenFold Corporation, a software company in Utah, from 1997 to 2001.  Prior to TenFold, Mr. Hanks spent four years as an auditor at Coopers & Lybrand.  Mr. Hanks earned a Bachelor of Accounting degree from the University of Utah in 1992.

Eric Marlin, 46, has served as Executive Vice President of Capital Markets of CROP since February 2007.  His responsibilities include interfacing with broker-dealers and managing all retail-focused capital raising activities.  Previously, Mr. Marlin was Vice President of the Western Region for CORE Realty Holdings, LLC, a sponsor of tenant in common transactions.  Prior to joining CORE in 2005, Mr. Marlin worked for Courtlandt Financial Group, a firm that specializes in Code Section 1031 exchanges from 2003 to 2005.  Prior to joining Courtlandt Financial Group, Mr. Marlin worked as a financial consultant with Merrill Lynch Private Client Group in Beverly Hills, CA, where he focused primarily on financial planning and estate planning.  Mr. Marlin holds a bachelor’s degree in history of Public Policy from the University of California at Santa Barbara.  He is a licensed securities representative with Series 7 and Series 66 licenses.

Compensation

Effective immediately prior to the closing of the CRII Merger, Enzio Cassinis, Adam Larson, Susan Hallenberg and Eric Marlin were granted an aggregate of 50,000 time-based, retention CCOP LTIP Units, which did not accelerate in connection with the CRII Merger but converted into the right to receive one CROP LTIP Unit, and such units continue to have, and are subject to, the same terms and conditions (including vesting terms) set forth in the applicable CCOP vesting agreement, as in effect immediately prior to the effective time of the CROP Merger.  Consistent with prior time-based CCOP LTIP Units, the units vest over four years in equal installments on an annual basis, with the first 25% vesting May 7, 2022, subject to the grantee’s continued employment with CC Advisors III or its affiliates or CCI, as applicable.

Item 9.01.          Financial Statements and Exhibits

(a)          Financial Statements of Businesses Acquired

As permitted by Item 9.01(a)(3) of Form 8-K, the audited financial statements required by this Item will be filed by amendment to this Current Report on Form 8-K within 71 days following the date on which this Current Report is required to be filed.

(b)          Pro Forma Financial Information

As permitted by Item 9.01(b)(2) of Form 8-K, the pro forma financial information required by this Item will be filed by amendment to this Current Report on Form 8-K within 71 days following the date on which this Current Report is required to be filed.

(d) Exhibits

Exhibit No.	Description
2.1
Agreement and Plan of Merger dated January 26, 2021, by and among CCI, CCOP, Merger Sub, CRII and CROP (incorporated by reference to Exhibit 2.1 to CCI’s Current Report on Form 8-K filed February 1, 2021)

10.1
Amended and Restated Advisory Agreement dated May 7, 2021, by and among CCI, CROP and CC Advisors III (incorporated by reference to Exhibit 10.1 to CCI’s Registration Statement on Form S-4/A filed May 11, 2021)

10.2
Fifth Amended and Restated Limited Partnership Agreement of CROP dated May 7, 2021, by and among Merger Sub, CC Advisors III and the Limited Partners set forth on Exhibit A thereto (incorporated by reference to Exhibit 10.12 to CCI’s Registration Statement on Form S-4/A filed May 11, 2021)

10.3	Trademark License Agreement dated May 7, 2021, by and among CCI, CROP and CC Advisors III (incorporated by reference to Exhibit 10.11 to CCI’s Registration Statement on Form S-4/A filed May 11, 2021)
10.4
Reimbursement and Cost Sharing Agreement dated May 7, 2021, by and among Cottonwood Capital Management and CCA (incorporated by reference to Exhibit 10.10 to CCI’s Registration Statement on Form S-4/A filed May 11, 2021)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

COTTONWOOD COMMUNITIES, INC.

Dated: May 12, 2021	By:	/s/ Enzio Cassinis
Enzio Cassinis
President